Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 5, INCREMENTAL AMENDMENT AND JOINDER AGREEMENT

AMENDMENT NO. 5, INCREMENTAL AMENDMENT AND JOINDER AGREEMENT (this “Agreement”) dated as of June 18, 2014 relating to the Amended and Restated Credit Agreement dated as of April 29, 2011 and amended and restated as of March 6, 2013 (as otherwise heretofore amended or modified, the “Credit Agreement”) among VERINT SYSTEMS INC., a Delaware corporation (the “Company”), the SUBSIDIARY BORROWERS from time to time party thereto, the LENDERS from time to time party thereto, and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent.

RECITALS:

WHEREAS, the Company has, by notice to the Administrative Agent (the date of such notice, the “Notice Date”), requested a Revolving Credit Commitment Increase in an amount of $100,000,000 to be incurred under clause (y) of the third sentence of Section 2.22(a) of the Credit Agreement.

WHEREAS, the Company intends to issue $400,000,000 of Convertible Notes due 2021 pursuant to Section 7.02(j) of the Credit Agreement and to issue 5,750,000 shares of its Capital Stock (the “Concurrent Transactions”).

WHEREAS, each financial institution identified on the signature pages hereto as an “Incremental Lender” (each, an “Incremental Lender”) has agreed severally, on the terms and conditions set forth herein and in the Credit Agreement, to provide a portion of such Revolving Credit Commitment Increase and to become, if not already, a Lender and a Revolving Credit Lender for all purposes under the Credit Agreement (each such Incremental Lender that is not a Revolving Credit Lender immediately prior to the effectiveness hereof, an “Additional Lender”).

WHEREAS, the financial institutions identified on the signature pages hereto as “Assignors” (each, an “Assignor”) have agreed severally, on the terms and conditions set forth herein, to assign their respective Revolving Credit Commitments to those financial institutions identified on the signature pages hereto as “Assignees” (each, an “Assignee”) (collectively, the “Assignments”).

WHEREAS, immediately after giving effect to such Revolving Credit Commitment Increase and the Assignments, the Revolving Credit Lenders and the Revolving Credit Commitments shall be as set forth on Annex A hereto.

The parties hereto therefore agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each capitalized term used herein (including in the preamble and recitals hereto) that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Agreement becomes effective, refer to the Credit Agreement as amended hereby. For the avoidance of doubt, after the Incremental Facility Closing Date (as defined below), any references to “date hereof” or “date of this Agreement” in the Credit Agreement shall continue to refer to March 6, 2013.

SECTION 2. Revolving Credit Commitment Increase and Extension of the Revolving Credit Termination Date.

(a) Each Additional Lender shall, with effect from the Incremental Facility Closing Date, become a party to the Credit Agreement as a Revolving Credit Lender with a Revolving Credit Commitment set forth opposite such Additional Lender’s name on Annex A hereto, and each other Incremental Lender shall, with effect from the Incremental Facility Closing Date, have a Revolving Credit Commitment set forth opposite such other Incremental Lender’s name on Annex A hereto, in each case as such Revolving Credit Commitment may thereafter be changed from time to time pursuant to the terms of the Credit Agreement. Each Additional Lender shall, with effect from the Incremental Facility Closing Date, have the rights and obligations of a Revolving Credit Lender under the Credit Agreement and the other Loan Documents.

(b) Effective on the Incremental Facility Closing Date, each Assignor shall be deemed to have irrevocably sold and assigned to the respective Assignee, and such Assignee shall be deemed to have irrevocably purchased and assumed from such Assignor, all of such Assignor’s rights and obligations in its capacity as Revolving Credit Lender under the Credit Agreement and the other Loan Documents, in such respective principal amounts as may be necessary to reflect the allocations set forth for the Revolving Credit Lenders on Annex A hereto. Such sales, assignments, purchases and assumptions shall be deemed to have been effected pursuant to the same terms and conditions as set forth in the form of Assignment and Acceptance attached as Exhibit D to the Credit Agreement. Other than this Agreement and a replacement Revolving Credit Note to be provided to each Assignee in the applicable principal amount, no document or instrument (including any Assignment and Acceptance) shall be required to be executed in connection with any such sale, assignment, purchase and assumption. Each Assignor and the respective Assignee shall make such cash settlements between themselves as they deem necessary and desirable with respect to such sales, assignments, purchases and assumptions. Each of the Administrative Agent, the Company and each Issuing Lender hereby consents to the assignments provided for in this Section 2(b).

(c) The last sentence of the definition of “Revolving Credit Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

The aggregate amount of the Revolving Credit Commitments as of June 18, 2014 is $300,000,000.

(d) The definition of “Revolving Credit Termination Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Credit Termination Date”: September 6, 2018; provided that if such day is not a Business Day, the Revolving Credit Termination Date shall be the immediately preceding Business Day.

(e) Annex A hereto sets forth each Revolving Credit Lender, and the Revolving Credit Commitment of each Revolving Credit Lender, after giving effect to the Revolving Credit Commitment Increase and the Assignments. The Revolving Credit Commitments of the Revolving Credit Lenders are several and not joint.

(f) Annex A attached to the Credit Agreement is deleted and replaced with Annex A hereto.

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SECTION 3. Representations of the Company. The Company represents and warrants to the Administrative Agent and each Incremental Lender that:

(a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents will be true and correct in all material respects (except that any representation and warranty that is qualified by materiality will be true and correct in all respects) on and as of the Incremental Facility Closing Date after giving effect hereto, to any extension of credit requested to be made on the Incremental Facility Closing Date and to the consummation of the Concurrent Transactions as if made on and as of such date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties will be true and correct in all material respects (except that any representation and warranty that is qualified by materiality will be true and correct in all respects ) as of such date) (for purposes of this representation and warranty, the reference to “Amendment Effective Date” in Section 4.19 of the Credit Agreement will be deemed to refer to the Incremental Facility Closing Date and such representation shall be made immediately after giving effect to any extension of credit (including the Concurrent Transactions) made on the Incremental Facility Closing Date);

(b) no Default or Event of Default existed on the Notice Date and no Default or Event of Default will have occurred and be continuing on and as of the Incremental Facility Closing Date after giving effect hereto, to any extension of credit requested to be made on the Incremental Facility Closing Date and to the consummation of the Concurrent Transactions;

(c) each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform its obligations under this Agreement and under each of the Loan Documents as amended or supplemented hereby to which it is a party and, in the case of the Company, to borrow hereunder in accordance with the terms and conditions hereof and of the Credit Agreement. Each Loan Party has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and each of the Loan Documents as amended or supplemented hereby to which it is a party and, in the case of the Company, to authorize the borrowings on the terms and conditions of this Agreement and of the Credit Agreement. This Agreement has been duly executed and delivered on behalf of each Loan Party that is a party hereto. This Agreement constitutes, and each other Loan Document as amended or supplemented hereby upon execution will constitute (in each case, assuming due execution by the parties other than the Loan Parties party thereto), a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(d) no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or the execution, delivery, performance, validity or enforceability of this Agreement or any of the other Loan Documents as amended or supplemented hereby, except (i) those that have otherwise been obtained or made on or prior to the Incremental Facility Closing Date and which remain in full force and effect on the Incremental Facility Closing Date, (ii) any filings required under the Exchange Act in respect of the transactions contemplated hereby, and (iii) consents, authorizations, filings and notices required under the laws of the jurisdiction of organization of any Foreign Subsidiary in respect of the grant of a security interest in respect of its Capital Stock pursuant to the Guarantee and Collateral Agreement or any other Security Document;

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(e) the execution, delivery and performance of this Agreement and the other Loan Documents as amended or supplemented hereby, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law, any Concurrent Transactions or any other material Contractual Obligation of the Company or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law, any Concurrent Transactions or any other such material Contractual Obligation (other than the Liens created by the Security Documents); and

(f) immediately after giving effect to the effectiveness of this Agreement, the First Lien Net Leverage Ratio shall not exceed 3.50:1.00, determined on a pro forma basis as of the last day of the most recent fiscal quarter for which financial statements are required to have been delivered under the Credit Agreement, as if the Revolving Credit Commitment Increases had been outstanding and fully drawn on the last day of such fiscal quarter for testing compliance therewith.

SECTION 4. Conditions to the Incremental Facility Closing Date. This Agreement shall become effective as of the first date (the “Incremental Facility Closing Date”) when each of the following conditions shall have been satisfied:

(a) Representations and Warranties. The representations and warranties set forth in Section 3 above shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Incremental Facility Closing Date after giving effect hereto and to any extension of credit requested to be made on the Incremental Facility Closing Date.

(b) This Agreement. The Administrative Agent shall have received executed counterparts hereof that, when taken together, bear the signatures of the Loan Parties, the Administrative Agent, each Issuing Lender, each Assignor, each Assignee and each Incremental Lender.

(c) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing or shall result from the Revolving Credit Commitment Increase or the consummation of the Concurrent Transactions.

(d) Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Incremental Facility Closing Date and signed by a Responsible Officer of the Company, confirming the accuracy of the representations and warranties set forth in Section 3 above and confirming the satisfaction of the conditions in clause (c) above and clause (j) below.

(e) Solvency Certificate. The Administrative Agent shall have received a certificate from the chief financial officer of the Company in form substantially consistent with the solvency certificate delivered under the Credit Agreement on the Amendment Effective Date certifying that the Company and its Subsidiaries, on a consolidated basis immediately after giving effect to the Revolving Credit Commitment Increase and any other extensions of credit (including the Concurrent Transactions) made on the Incremental Facility Closing Date and the transactions contemplated hereby, are Solvent.

(f) Fees. The Administrative Agent shall have received from the Company a fee for the account of each Incremental Lender in an amount as has been separately agreed between the Administrative Agent and the Company.

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(g) Expenses. The Administrative Agent shall have received payment or reimbursement of all expenses for which reasonably detailed invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent) at least one Business Day prior to the Incremental Facility Closing Date, or provision for the payment thereof reasonably satisfactory to the Administrative Agent shall have been made.

(h) Organizational Documents; Incumbency. The Administrative Agent shall have received such certificates, resolutions or other documents of the Loan Parties as the Administrative Agent may reasonably require in connection herewith, including all documents and certificates it may reasonably request relating to (i) the organization, existence and good standing of each Loan Party, (ii) the corporate or other authority for and validity of this Agreement and (iii) the incumbency of the officers of each Loan Party executing this Agreement, and other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent (it being agreed that documents substantially consistent with those delivered under the Credit Agreement on the Amendment Effective Date with appropriate modifications to reflect the consummation of the transactions contemplated hereby will be reasonably acceptable to the Administrative Agent).

(i) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions: (i) the legal opinion of Jones Day, counsel to the Company and its Subsidiaries; (ii) the legal opinion of local counsel to the Company in Nevada; and (iii) the legal opinion of local counsel to the Company in The Cayman Islands. Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require and shall be addressed to the Administrative Agent and the Incremental Lenders (it being agreed that legal opinions substantially consistent with those delivered under the Credit Agreement on the Amendment Effective Date with appropriate modifications to reflect the consummation of the transactions contemplated hereby will be reasonably acceptable to the Administrative Agent). The Company hereby requests such counsel to deliver such opinions.

(j) Concurrent Transactions. The Concurrent Transactions shall have been consummated (or shall be consummated substantially concurrently with the effectiveness hereof) and the net cash proceeds of the Concurrent Transactions shall have been (or substantially concurrently with the effectiveness hereof shall be) applied to prepay Loans and in connection with entry into one or more derivative transactions with respect to the Company’s Capital Stock.

(k) Letters of Credit. No Letters of Credit shall be outstanding.

(l) PATRIOT Act, etc. The Administrative Agent shall have received, at least three Business Days prior to the Incremental Facility Closing Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and requested by the Administrative Agent in writing (including email) at least seven Business Days prior to the Incremental Facility Closing Date.

SECTION 5. Acknowledgment of Incremental Lenders. Each Incremental Lender expressly acknowledges that neither any of the Agents nor any of their Affiliates nor any of their respective officers, directors, employees, agents or attorneys-in-fact have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any

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Incremental Lender. Each Incremental Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to provide its Revolving Credit Commitment Increase hereunder and enter into this Agreement and become a Revolving Credit Lender and a Lender under the Credit Agreement. Each Incremental Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Each Incremental Lender hereby (a) confirms that it has received a copy of the Credit Agreement and each other Loan Document and such other documents (including financial statements) and information as it deems appropriate to make its decision to enter into this Agreement, (b) agrees that it shall be bound by the terms of the Credit Agreement as a Revolving Credit Lender and a Lender thereunder and that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Revolving Credit Lender and a Lender, (c) irrevocably designates and appoints the Agents as the agents of such Incremental Lender under the Credit Agreement and the other Loan Documents, and each Incremental Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of the Credit Agreement and the other Loan Documents and to exercise such powers and perform such duties as are delegated to such Agent by the terms of the Credit Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto and (d) specifies as its lending office and address for notices the offices set forth on the Administrative Questionnaire provided by it to the Administrative Agent prior to the date hereof.

SECTION 6. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7. Confirmation of Guarantees and Security Interests. By signing this Agreement, each Loan Party hereby confirms that (a) the obligations of the Loan Parties under the Credit Agreement as modified or supplemented hereby (including with respect to the Revolving Credit Commitment Increase contemplated by this Agreement and any Loans or other extensions of credit made thereunder) and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Guarantee and Collateral Agreement, Security Documents and the other Loan Documents, (ii) constitute “Obligations” and “Secured Obligations” or other similar term for purposes of the Credit Agreement, the Security Documents and all other Loan Documents, (iii) notwithstanding the effectiveness of the terms hereof, the Guarantee and Collateral Agreement, the other Security Documents and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (b) each Incremental Lender shall be a “Secured Party”, a “Revolving Credit Lender” and a “Lender” (including without limitation for purposes of the definition of “Required Lenders” contained in Section 1.01 of the Credit Agreement) for all purposes of the Credit Agreement and the other Loan Documents. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

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SECTION 8. Credit Agreement Governs. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 9. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be as effective as delivery of an original counterpart hereof.

SECTION 10. Miscellaneous. This Agreement shall constitute an Incremental Amendment and Loan Document for all purposes of the Credit Agreement and the other Loan Documents. The Company shall pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby. The Company acknowledges and agrees that the Administrative Agent, each Incremental Lender and each Related Party of any of the foregoing shall be entitled to the benefit of the indemnity provisions of Section 10.05 of the Credit Agreement, as if each such person was included in the definition of “Indemnitee” thereunder, this Agreement was the “Agreement” referred to therein and the transactions contemplated hereunder were the “transactions” referred to therein. To the extent required by the Credit Agreement, each of the Company, each Issuing Lender and the Administrative Agent hereby consent to each Incremental Lender that is not a Lender as of the date hereof becoming a Lender under the Credit Agreement on the Incremental Facility Closing Date. The parties hereto hereby agree that any commitment fees and Letter of Credit participation fees payable on the first payment date therefor to occur after the Incremental Facility Closing Date shall be appropriately adjusted to take into account the Revolving Credit Commitment Increase and the changes to the Revolving Credit Percentages of the respective Lenders.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

VERINT SYSTEMS INC.

By:	/s/ Douglas E. Robinson
Name: Douglas E. Robinson
Title: Chief Financial Officer

VERINT VIDEO SOLUTIONS INC.

By:	/s/ Douglas E. Robinson
Name: Douglas E. Robinson
Title: Treasurer

VERINT AMERICAS INC.

By:	/s/ Douglas E. Robinson
Name: Douglas E. Robinson
Title: Treasurer

VERINT WITNESS SYSTEMS LLC

By:	/s/ Douglas E. Robinson
Name: Douglas E. Robinson
Title: Treasurer

VICTORY ACQUISITION I LLC

By:	/s/ Douglas E. Robinson
Name: Douglas E. Robinson
Title: Treasurer

GLOBAL MANAGEMENT TECHNOLOGIES, LLC

By:	/s/ Douglas E. Robinson
Name: Douglas E. Robinson
Title: Treasurer

[Signature Page to Amendment No. 5, Incremental Amendment and Joinder Agreement]

VERINT SYSTEMS CAYMAN LIMITED

By:	/s/ Douglas E. Robinson
Name: Douglas E. Robinson
Title: Treasurer

KAY TECHNOLOGY HOLDINGS, INC.

By:	/s/ Douglas E. Robinson
Name: Douglas E. Robinson
Title: Treasurer

BROADBASE SOFTWARE, INC.

By:	/s/ Douglas E. Robinson
Name: Douglas E. Robinson
Title: Treasurer

CIBOODLE INC.

By:	/s/ Douglas E. Robinson
Name: Douglas E. Robinson
Title: Treasurer

KANA SOFTWARE, INC.

By:	/s/ Douglas E. Robinson
Name: Douglas E. Robinson
Title: Treasurer

LAGAN TECHNOLOGIES, INC.

By:	/s/ Douglas E. Robinson
Name: Douglas E. Robinson
Title: Treasurer

OVERTONE, INC.

By:	/s/ Douglas E. Robinson
Name: Douglas E. Robinson
Title: Treasurer

[Signature Page to Amendment No. 5, Incremental Amendment and Agreement]

SWORD SOFT INC.

By:	/s/ Douglas E. Robinson
Name: Douglas E. Robinson
Title: Treasurer

VERINT ACQUISITION LLC

By:	/s/ Douglas E. Robinson
Name: Douglas E. Robinson
Title: Treasurer

[Signature Page to Amendment No. 5, Incremental Amendment and Agreement]

ADMINISTRATIVE AGENT AND ISSUING LENDER

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Issuing Lender

By:	/s/ Judith Smith
Name: Judith Smith
Title: Authorized Signatory

By:	/s/ Michael D’Onofrio
Name: Michael D’Onofrio
Title: Authorized Signatory

[Signature Page to Amendment No. 5, Incremental Amendment and Agreement]

INCREMENTAL LENDERS

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Incremental Lender

By:	/s/ Judith Smith
Name: Judith Smith
Title: Authorized Signatory

By:	/s/ Michael D’Onofrio
Name: Michael D’Onofrio
Title: Authorized Signatory

[Signature Page to Amendment No. 5, Incremental Amendment and Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as an Assignor

By:	/s/ Kirk Tashjian
Name: Kirk Tashjian
Title: Vice President

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

[Signature Page to Amendment No. 5, Incremental Amendment and Joinder Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as an Incremental Lender and an Assignee

/s/ Kirk Tashjian
Name: Kirk Tashjian
Title: Vice President

/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

[Signature Page to Amendment No. 5, Incremental Amendment and Joinder Agreement]

ROYAL BANK OF CANADA, as an Incremental Lender and Issuing Lender

By:	/s/ Nicholas Heslip
Name: Nicholas Heslip
Title: Authorized Signatory

[Signature Page to Amendment No. 5, Incremental Amendment and Agreement]

BARCLAYS BANK PLC, as an Incremental Lender

By:	/s/ Irina Dimova
Name: Irina Dimova
Title: Vice President

[Signature Page to Amendment No. 5, Incremental Amendment and Joinder Agreement]

HSBC BANK USA, N.A., as an Incremental Lender

By:	/s/ William Conlan
Name: William Conlan
Title: Senior Vice President

[Signature Page to Amendment No. 5, Incremental Amendment and Joinder Agreement]

JPMORGAN CHASE BANK, N.A., as an Incremental Lender

By:	/s/ Justin Kelley
Name: Justin Kelley
Title: Vice President

[Signature Page to Amendment No. 5, Incremental Amendment and Joinder Agreement]

ANNEX A

Revolving Credit Commitments

Revolving Credit Lender	Revolving Credit Commitment
Credit Suisse AG, Cayman Islands Branch	$50,000,000
Deutsche Bank AG New York Branch	$50,000,000
Royal Bank of Canada	$50,000,000
Barclays Bank PLC	$50,000,000
HSBC Bank USA, N.A.	$50,000,000
JPMorgan Chase Bank, N.A.	$50,000,000
Total:	$300,000,000